                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) July 25, 2004

              NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

      333-104639-01                                        36-3731520
(Commission File Number)                       (IRS Employer Identification No.)

2850 West Golf Road, Rolling Meadows, Illinois                60008
  (Address of principal executive offices                   (Zip Code)

       Registrant's telephone number, including area code (847)734-4000

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              INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events and Regulation FD Disclosure

On July 25, 2004 the  Registrant has caused to be  made available  by the
Trustee the monthly Servicer and  Settlement  Certificates for the Due Period
ended June 30, 2004, which are attached as Exhibit 20 hereto.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

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                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                               (Registrant)

Date:  August 4, 2004                  By: /s/PAUL MARTIN
                                              Paul Martin
                                              Vice President and Controller

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                              FORM 8-K

                           EXHIBIT INDEX

Exhibit
Number
               Description

20             Monthly Servicer and Settlement Certificate #1, Series 2004-1
               made available on July 25, 2004

20(A)          5.34 The percentages and all other information calculated
               pursuant to Section 1.01 of the Supplement, Certificate #1

20(B)          Dealer Note Master Trust Series Data for the July 25, 2004
               Distribution Date

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                                                          EXHIBIT 20

                                        MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 1
                                                   DEALER NOTE MASTER TRUST

                                                         DEALER NOTE
                                                ASSET BACKED CERTIFICATES,
                                                        SERIES 2004-1

Under the  Series  2004-1  Supplement  dated as of June 10, 2004 (the "Supplement") by  and  among Navistar  Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of  New York, as  trustee  (the "Master Trust Trustee") to the Pooling  and  Servicing  Agreement  dated  as  of  June 8, 1995 (as  amended  and  supplemented, the "Agreement") by  and  among
NFC, NFSC, and the  Master  Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current  distributions  to  certain  accounts  and  payments to the  Series  2004-1  Certificateholders as  well as the  performance of the Master Trust during the previous month.  The information which is required to be prepared with  respect to the  Distribution
Date of  July 26, 2004, the  Transfer  Date of July 23, 2004 and  with  respect  to  the performance  of the  Master  Trust  during the  Due  Period ended  on June 30, 2004  and the  Distribution  Period  ended  July 25, 2004  is set forth below.  Certain  of the information  is  presented  on  the  basis of an  original  principal  amount  of $1,000 per  Investor  Certificate.  Certain  other information is presented based on the aggregate amounts for the Master  Trust as a whole.  Capitalized  terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer.

       3 Master Trust Information.

     3.1 The amount of the Advance, if Due,for the Due Period                       53,674.16

     3.2 The amount of ITEC Finance Charges for the Due Period                   2,411,561.34

     3.3 The average daily balance of Dealer Notes outstanding during the
         Due Period                                                          1,009,135,459.75

     3.4 The total amount of Advance Reimbursements for the Due Period                   0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the
         Due Period                                                            314,776,710.78

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master
         Trust during the Due Period                                           387,705,952.54

     3.7 The amount of the Servicing Fee for the Due Period                        872,217.62

     3.8 The average daily Master Trust Seller's Interest during the
         Due Period                                                            149,794,764.47

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the
         Supplement)                                                           151,101,249.22

    3.10 The aggregate amount of Collections for the Due Period                360,050,878.73

    3.11 The aggregate amount of Finance Charge Collections for the Due Period   4,710,871.34

    3.12 The aggregate amount of Principal Collections for the Due Period      355,340,007.39

    3.13 The amount of Dealer Note Losses for the Due Period                             0.00

    3.14 The aggregate amount of Dealer Notes as of the last day of the
         Due Period                                                          1,046,661,139.61

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
         of the Agreement)                                                      40,563,296.61

    3.16 Eligible Investments in the Excess Funding Account:
         a.  The aggregate amount of funds invested in Eligible Investments     40,528,358.83
         b.  Description of each Eligible Investment:                     JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment           0.97%
         d.  The rating of each such Eligible Investment                             AAAm/Aaa

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
         as of the end of the Due Period                                        13,081,645.68

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
         i)      Nalley Motor Trucks
         ii)     Southland Int'l Trks
         iii)    Prairie International
         iv)     Wolfington Body Co. Inc
         v)      Longhorn Bus Sales

    3.19 Aggregate amount of delinquent principal payments (past due greater than
         30 days)as a percentage of the total principal amount outstanding, as
         of the end of the Period                                                       0.13%

    3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
         as of the end of the Due Period                                        48,772,977.48

    3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the end of the last day of the Due Period (after giving effect
         to the transactions set forth in Article IV of the Supplement)            100,080.44

    3.22 Eligible Investments in the Servicer Transition Fee Account:
         a.  The aggregate amount of funds invested in Eligible Investments        100,000.00
         b.  Description of each Eligible Investment:                     JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment           0.97%
         d.  The rating of each such Eligible Investment                             AAAm/Aaa

    3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on
         the Distribution Date)                                                    100,000.00

     4.0 Series 2004-1 Information.

     4.1 The Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                               212,000,000.00

     4.2 The Adjusted Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                               231,080,000.00

     4.3 The amount of Seller's Invested Amount
          for the Due Period                                                  $151,189,498.44

     4.4 The amount of Series Allocable Dealer Notes Losses
          for the Due Period                                                             0.00

     4.5 The amount of Series Allocable Finance Charge
         Collections for the Due Period                                            941,596.06

     4.6 The amount of Series Allocable Principal Collections
         for the Due Period                                                     71,024,387.40

     4.7 The amount of Noteholder Allocated Dealer Note Losses for
         the Due Period                                                                  0.00

     4.8 The amount of Noteholder Available Interest Amounts
         for the Due Period                                                        925,845.21

     4.9 The amount of Noteholder Available Principal Amounts for
         the Due Period                                                         69,284,289.91

    4.10 The aggregate amount of the Principal
         Shortfall, if any, for the Due Period                                           0.00

    4.11 The aggregate amount of Seller Interest Amounts
         for the Due Period                                                         15,750.85

    4.12 The aggregate amount of Seller's Principal Amounts
         for the Due Period                                                      1,740,097.49

    4.13 The Reassignment Amount as of the Transfer Date                       212,000,000.00

    4.14 The Minimum Series Seller's
         Invested Amount as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                     25,440,000.00

    4.15 The Minimum Seller's
         Invested Amount as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                    151,101,249.22

    4.16 The Minimum Series Seller's
         Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                     25,440,000.00

    4.17 The Series Allocation Percentage with respect to Series 2004-1 for
         the Due Period                                                                19.99%

    4.18 The Noteholder Floating Allocation Percentage for the
         Due Period                                                                    97.55%

    4.19 The Noteholder Principal Allocation Percentage, if applicable,
         for the Due Period                                                            97.55%

    4.20 The total amount to be distributed on the Series
         2004-1 Certificates on the Distribution Date                              553,059.95

    4.21 The total amount, if any, to be distributed on the Series
         2004-1 Certificates on the Distribution Date
         allocable to the Invested Amount                                                0.00

    4.22 The total amount, if any, to be distributed on
         the Series 2004-1 Certificates on the Distribution
         Date allocable to interest on the Series 2004-1
         Certificates                                                              382,994.72

    4.23 The amount of the Investor Servicing Fee to be
         paid on such Distribution Date                                            170,065.23

    4.24 The amount of Investment Income with respect to the Series 2004-1
         Certificate for the Due Period                                              7,318.25

    4.25 The amount of Excess Interest Collections for the Due Period              367,771.00

    4.26 The amount of Excess Interest Collections for the
         Due Period allocated to other Series                                        5,014.26

    4.27 The amount of Noteholder Available Principal Amounts treated
         as Shared Principal Collections for the Due Period                     69,284,289.91

    4.28 The amount of all Shared Principal Collections allocated to Series 2004-1
         for the Due Period                                                              0.00

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                           MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 1

                         NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST

                                         SERIES 2004-1 NOTES

Under the  Series  2004-1  Indenture  Supplement  dated as of  June 10, 2004 (the "Indenture Supplement") by and
among the Navistar Financial Dealer Note Master Owner  Trust (the  "Master  Owner  Trust") and The  Bank  of  New
York, as trustee (the "Indenture Trustee"), the Indenture Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments on the Series 2004-1 Notes as  well as the performance  of the  Master  Owner  Trust during the  previous month.  The  information  which is  required to be prepared  with  respect  to  the  Payment  Date  of  July 26, 2004,  the  Transfer  Date  of  July 23, 2004
and  with  respect  to  the  performance  of  the  Master  Owner  Trust  during  the  Due  Period  ended  on
June 30, 2004 and the Distribution Period ended July 26, 2004 is set forth below.
Certain  of the  information  is presented  on the  basis  of an  original  principal  amount of $1,000 per Note.
Certain  other  information  is  presented  based on the aggregate amounts for the Master Owner Trust as a whole.
Capitalized terms used but not  otherwise  defined  herein  shall  ave the meanings assigned to such terms in the
Indenture Supplement.

    5 Series 2004-1 Notes Information

  5.1 Series 2004-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series
      2004-1  Indenture Supplement and to payments made on the Payment
      Date).                                                                     212,000,000.00

      Cumulative Reductions (Net of Reinstatements) of the Series 2004-1 Nominal
      Liquidation Amount, if any, as of the Transfer Date                                  0.00

  5.2 Series 2004-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1 Indenture
      Supplement and to payments made on the Payment Date).                      231,080,000.00

  5.3 Series 2004-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series
      2004-1 Indenture Supplement and to payments made on the Payment Date).      19,080,000.00

      Series 2004-1 Target Overcollateralization Amount, if any, as of the
      Tranfer Date                                                                19,080,000.00

      Cumulative Reductions (Net of Reinstatements) of the Series 2004-1
      Overcollateralization Amount Deficiency, if any, as of the
      Transfer Date                                                                        0.00

  5.4 Series 2004-1 Allocated Dealer Note Losses for the Due Period                        0.00

  5.5 Series 2004-1 Allocated Interest Amounts for the Due Period                    925,845.21

  5.6 Series 2004-1 Allocated Principal Amounts for the Due Period                69,284,289.91

  5.7 Series 2004-1 Noteholders Allocated Dealer Note Losses for the Due Period            0.00

  5.8 Series 2004-1 Available Interest Amounts with respect to the Due Period        933,163.46

  5.9 Series 2004-1 Available Principal Amounts with respect to the Due Period    69,284,289.91

 5.10 Shortfall in Series Available Principal Amounts, if any, for the Due Period          0.00

 5.11 Sellers Invested Amount for the Series 2004-1 Notes for the Due Period      25,440,000.00

 5.12 Shortfall in Series Available Interest Amounts, if any, for the Due Period           0.00

 5.13 Unreimbursed reductions to the Series 2004-1 Collateral Amount, if any,
      for the Due Period                                                                   0.00

 5.14 Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
      Transfer Date                                                              212,000,000.00

 5.15 Series 2004-1 Required Seller's Invested Amount as of the Payment Date      25,440,000.00

 5.16 Series 2004-1 Controlled Accumulation Amount, if any, for the Due Period             0.00

 5.17 Series 2004-1 Controlled Deposit Amount, if any, for the Due Period                  0.00

 5.18 Series Variable Allocation Percentage for the Due Period                          100.00%

 5.19 Series Fixed Allocation Percentage for the Due Period                             100.00%

 5.20 Total amount to be distributed on the Series 2004-1 Notes on the
      Payment Date                                                                   553,059.95

 5.21 Total amount, if any, to be distributed on the Series 2004-1 Notes on the
      Payment Date allocable to the Outstanding Principal Amount                           0.00

 5.22 Total amount to be distributed on the Series 2004-1 Notes on the Payment
      Date allocablento interest on the Series 2004-1 Notes                          382,994.72

 5.23 Series 2004-1 Servicing Fee to be paid on the Payment Date                     170,065.23

 5.24.1Series 2004-1 Investment Income                                                 7,318.25

 5.24.2Series 2004-1 Principal Funding Account investment income                           0.00

 5.24.3Series 2004-1 Negative Carry Account investment income                              0.00

 5.24.4Series 2004-1 Interest Funding Account investment income                            0.00

 5.24.5Series 2004-1 Spread Account investment income                                      0.00

 5.25 Series Excess Available Interest Amounts for the Due Period                    380,103.51

 5.26 Excess Available Interest Amounts for the Due Period allocated to other
      Series of Notes                                                                      0.00

 5.27 Excess Available Interest Amounts for the Due Period allocated to Series         5,014.26
      of Investor Certificates

 5.28 Excess Available Principal Collections allocated from other series of Notes
      to Series 2004-1 for the Due Period for the Due Period                               0.00

 5.29 Amount of Shared Principal Collections allocated to Series 2004-1 for the
      Due Period                                                                           0.00

 5.30 Amount of Excess Available Principal Collections allocated to other
      Series of Notes for the Due Period                                                   0.00

 5.31 Cash Collateral Percentage as of the Transfer Date                                  3.41%

 5.32 Mismatch Amount for the Series 2004-1 Notes for the Due Period                       0.00

 5.33 Reimbursement Amount for the Series 2004-1 Notes for the Due Period                  0.00

 5.34 Certain amounts and calculations referenced in the definition of Early
      Redemption Event.                                                         See Exhibit "A"

    6 Account Information

  6.1 Series 2004-1 Spread Account Balance as of the Payment Date after giving
      effect to all withdrawals and deposits made on such Payment Date             2,650,000.00

      Series 2004-1 Spread Account Required Amount, if any, as of the Payment Date
      after giving effect to all withdrawals and deposits made on such Payment     2,650,000.00

  6.2 Series 2004-1 Principal Funding Account Balance as of the Payment Date after
      giving effect to all withdrawals and deposits made on such Payment Date              0.00

  6.3 Series 2004-1 Negative Carry Account Balance as of the Payment Date after
      giving effect to all withdrawals and deposits made on such Payment Date              0.00

      Series 2004-1 Required Negative Carry Account Balance, if any, as of the
      Payment Date after giving effect to all withdrawals and deposits made on such
      Payment Date                                                                         0.00

  6.4 Series 2004-1 Interest Funding Account Balance as of the Payment Date after
      giving effect to all withdrawals and deposits made on such Payment Date              0.00

    7 Class A Notes Information

  7.1 Class A Outstanding Principal Amount as of the Payment Date after giving
      effect to the transactions made on such Payment Date                       200,000,000.00

  7.2 Class A Nominal Liquidation Amount as of the Payment Date after giving
      effect to the transactions made on such Payment Date                       200,000,000.00

  7.3 Total amount to be distributed on the Class A Notes on the Payment Date        352,347.22

  7.4 Total amount, if any, to be distributed on the Class A Notes on the Payment
      Date allocable to the Class A Outstanding Principal Amount                           0.00

  7.5 Total amount to be distributed on the Class A Notes on the Payment Date
      allocable interest on the Class A Notes                                        352,347.22

  7.6 Class A Monthly Interest for the Interest Period                               352,347.22

    8 Class B Notes Information

  8.1 Class B Outstanding Principal Amount as of the Payment Date after giving
      effect to the transactions made on such Payment Date                        12,000,000.00

  8.2 Class B Nominal Liquidation Amount as of the Payment Date after giving
      effect to the transactions made on such Payment Date                        12,000,000.00

  8.3 Total amount to be distributed on the Class B Notes on the Payment Date         30,647.50

  8.4 Total amount, if any, to be distributed on the Class B Notes on the Payment
      Date allocable to the Class B Outstanding Principal Amount                           0.00

  8.5 Total amount to be distributed on the Class B Notes on the Payment Date
      allocable interest on the Class B Notes                                         30,647.50

  8.6 Class B Monthly Interest for the Interest Period                                30,647.50

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                                        EXHIBIT 20(A)
                                       Series 2004-1 Notes

5.34     The  percentages  and  all  other  information calculated  pursuant  to the
         Definition  at Early  Redemption  Events as  specified  in  Section 1.01 of
         The Series 2004-1 Indenture Supplement

         "Early Redemption Events" means, with  respect to the  Series 2004-1 Notes, each  of the Early  Amortization Events  specified in Section 9.01 of  the
         Pooling and Servicing Agreement, as supplemented by the Series  Supplement, plus each of the following:

(A)      failure on the part of the Seller (i) to make any  payment, distribution  or deposit  required  under the  Pooling and Servicing  Agreement  or the
              Series Supplement within five Business Days after the  Due Date or (ii)
              to observe or  perform  in  any material  respect any  other  material
              covenants or agreements of the Seller, which  failure  has  a  material          __No__
              adverse effect on the Series 2004-1 Noteholders  and  which  continues unremedied for a period of 60 days after written notice of such failure shall have been given to the Seller by the Indenture Trustee or  to the
              Seller and the Indenture Trustee by any  Holder of the  Series  2004-1
              Notes;

(B)      any representation or  warranty made  by the Seller  pursuant to the  Pooling and Servicing Agreement or any information contained in the  schedule of
              Dealer Notes delivered thereunder or the Series Supplement shall prove to have been incorrect in any material respect when made or when delivered, which  representation, warranty  or  schedule, or  the  circumstances or condition that  caused  such representation, warranty  or schedule to be incorrect, continues to be incorrect or uncured in any  material respect
              for a period of 60 days after written notice of such incorrectness  shall         __No__
              have been given to the Seller by the Indenture Trustee or to the Seller and
              the Indenture Trustee by any  Holder of the Series  2004-1 Notes  and as a
              result of which the interests of the Series 2004-1 Noteholders are materially and  adversely  affected, provided,  however, that an  Early  Redemption
              Event shall  not be  deemed to  occur if the Seller has  repurchased the related Dealer Notes or all such Dealer Notes, if applicable, during such period in  accordance with the  provisions of the  Pooling and  Servicing
              Agreement;

(C)      any of  the  Seller, ITEC, NIC or NFC  shall  file  a  petition  commencing a voluntary case under any chapter of the federal bankruptcy laws; or the
              Seller or NFC shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any other similar applicable federal law, or shall consent to the filing of any such petition, answer or consent; or  the  Seller, ITEC, NIC or NFC  shall  appoint, or  consent to
              the  appointment of a  custodian, receiver, liquidator, trustee,  assignee,       __No__
              sequestrator  or other similar  official in bankruptcy or insolvency of it or of any  substantial  part  of  its  property; or the  Seller, ITEC, NIC or NFC  shall  make  an assignment for the  benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

(D)      any order for relief against any of the Seller, ITEC, NIC or NFC shall have been entered by a court having jurisdiction in the premises under any chapter of the federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Seller, ITEC, NIC or NFC under any other similar applicable federal law, and such decree or order
              shall have continued undischarged or unstayed for a period of 120 days;            __No__
              or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the
              Seller, ITEC, NIC or NFC of any substantial part of their property, or for the winding up or liquidation of their affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days;

(E)      the Seller shall become legally  unable for any reason to  transfer Dealer Notes
              to the Master Trust in accordance with the provisions of the  Pooling and          __No__
              Servicing Agreement;

(F)      on any Transfer Date, after  giving  effect to  allocations to be made on  that
               Transfer Date(including payments to be made on the related Payment Date), the  Series  2004-1  Target  Overcollateralization  Amount exceeds the
               Series  2004-1  Overcollateralization   Amount  by   more  than  the
               Series  2004-1 Overcollateralization  mount Shortfall Trigger; provided,
               however, that  if such  shortfall  was caused  by an Excess Cash Collateral       __No__
               Event, the S eller shall  have a six month period during which an Early
               Redemption Event shall not occur if the foregoing condition is satisfied by  calculating  the  Series 2004-1 Nominal  Liquidation  Amount  after subtracting the amount on deposit in the Series 2004-1 Principal Funding
               Account in respect of the Series 2004-1 Notes;

(G)      any Servicer Termination Event shall occur (i) which would have a  material
               adverse effect on the Series 2004-1 Noteholders and (ii) for which the            __No__
               Servicer has received a notice of termination;

(H)      on any  Determination Date, as of the last day of the  preceding Due  Period, the aggregate principal balance amount of Dealer Notes owned by the Master Trust relating to used vehicles exceeds 25% of the aggregate principal balance of  Dealer  Notes  held  by  the  Master  Trust  on  that  last  day;
              Aggregate  Principal  Dealer  Note  Balance which was advanced against
              Financed  Vehicles  which  are  Used  Vehicles  exceeds  25%  of  the
              Aggregate Principal Balance of all Dealer Notes?                                    __No__

                   Used Financed Vehicle Ratio: 4.75%

(I)      on any  Determination  Date, the  quotient of (i) the  product of (a) the sum of Dealer Note Collections for each of the related Due Period and the two immediately preceding Due Periods and (b) four, divided by (ii) the daily average principal amount of  Dealer Notes outstanding  during  such  Due
              Periods ("Turnover") is less than 1.7;
              Turnover Ratio less than 1.7?                                                       __No__

                   Turnover Ratio:  3.67

(J)      the  Series 2004-1  Outstanding  Principal  Amount  is not  repaid  by  the
              Expected Principal Payment Date;                                                    __No__

(K)      the Issuer  becomes  an "investment  company" within  the  meaning  of  the
              Investment  Company  Act of  1940, as  amended, and is not exempt from              __No__
              compliance with that Act;

(L)      the occurrence of an Event of Default under the Indenture;                               __No__

(M)      the delivery  by the  Seller to the  Master Trust  Trustee of  a notice stating
              that the Seller shall no longer continue to sell Dealer Notes to the Master         __No__
              Trust commencing on the date specified in such notice;

(N)      the Average Coverage Differential shall be equal to or less than negative two percent (-2%) on each of three consecutive  Determination Dates;
              Average Coverage Differential shall be equal to or less than negative
              Two percent (-2.00%) on each of three consecutive Determination Dates?               __No__

                           2 Months Past:   3.74%
                           1 Month Past:    3.58%
                           Current Month:   3.50%

(O)      on any  Determination  Date, the  quotient  of (i) the  sum  of  Dealer  Note
              Losses for each of the related Due Period and the five immediately preceding
              Due Periods and (ii) the sum of Principal Collections for each of the related
              Due  Period and the  five  immediately  preceding  Due  Periods, is greater than or equal to one percent (1%);
              Dealer  Note  Loss  Ratio  greater  than or equal  to one  percent (1.00%)?

                           Dealer Note Loss Ratio:   0.00%                                        __No__

(P)      at the end of  any  Due  Period, the  Seller's  Invested  Amount  is  reduced to an amount less than the Minimum Seller's Invested  Amount and  the  Seller has failed to assign additional Dealer Notes to the Master Trust or deposit cash into the Excess Funding Account, the Series 2004-1 Principal  Funding
               Account or any other principal funding  account with  respect to any other series in the amount of such deficiency within ten Business Days following
               the end of such Due Period; provided, however, that if such deficiency was          __No__
               caused by an  Excess Cash  Collateral  Event, the Seller  shall have a six month period  during which an  Early Redemption  Event shall  not occur if the foregoing condition is satisfied by calculating the Series 2004-1 Nominal
               Liquidation Amount after subtracting the  amount on deposit in the  Series
               2004-1 Principal Funding Account in respect of the Series 2004-1 Notes; and

(Q)      failure on the part of ITEC to make a deposit in the Interest Deposit  Account required by the terms of the Interest Deposit Agreement on or before the
               date occurring five Business Days after the date such deposit is required           __No__
               by the Interest Deposit Agreement to be made

         In the  case of  any e vent  described  in  clauses (A), (B) or (G) above, an
         Early Redemption Event with respect to Series 2004-1 Notes shall be deemed to have occurred only if, after the applicable grace period described in those clauses, if any, either  the  Indenture  Trustee or Series  2004-1  Noteholders  holding
         Series 2004-1  Notes  evidencing  more than 50% of the Series 2004-1 Outstanding
         Principal Amount by written notice to the Seller, the Servicer, the Master Trust
         Trustee and, if given by Series 2004-1 Noteholders, the Indenture Trustee, declare that an Early  Redemption  Event  has  occurred as of the d ate of that  notice.
         In the  case of  any  Early  Redemption Event that is also an Early Amortization
         Event as described in the Series Supplement or any event other than clauses (A),
         (B) or (G) described  above, an  Early  Redemption  Event  with  respect  to the
         Series 2004-1 Notes shall be deemed to have occurred without any notice or other action  on the part of the  Indenture  Trustee or the Series 2004-1 Noteholders
         immediately upon the occurrence of that event.

====================================================================================================================================

                                                             EXHIBIT 20(B)
                                             Navistar Financial Dealer Note Master Trust
                                                             Series Data
                                              for the July 26, 2004 Distribution Date

                                                                           Series
                                    1995-1        1998-1         2000-1         2003-1         2004-1      2000-VFC        Total

1.Aggregate amt of Collections 72,211,859.33  71,941,068.66  71,965,983.46  71,965,983.46  71,965,983.46       0.00   360,050,878.37
  Aggregate amt of Interest
    Collections                   944,813.08     941,270.08     941,596.06     941,596.06     941,596.06       0.00     4,710,871.34
  Aggregate amt of Principal
    Collections                71,267,046.25  70,999,798.58  71,024,387.40  71,024,387.40  71,024,387.40       0.00   355,340,007.03
  Allocation From/(To)
    Other Series                   (7,688.53)     (7,354.25)     (6,685.68)     (6,685.68)     (5,014.26) 33,428.39             0.00

2.Series Allocation Percentage    20.0560153%    19.9808063%    19.9877261%    19.9877261%    19.9877261% 0.0000000%       100.0000%
  Floating Allocation Percentage       98.82%         99.19%        100.00%        100.00%         97.55%      0.00%             N/A
  Principal Allocation Percentage      91.72%          0.00%          0.00%          0.00%         97.55%      0.00%             N/A

3.Ttl amt Distributed             275,986.11     251,875.00     286,517.50     301,845.28     382,994.72  33,731.72     1,532,950.33

4.Ttl amt of such distribution
  allocable to the Invested
  Amt of Series                         0.00           0.00           0.00           0.00           0.00       0.00             0.00

5.Ttl amt of such distribution
  allocable to interest on the
  Series Certificates             275,986.11     251,875.00     286,517.50     301,845.28     382,994.72  33,731.72     1,532,950.33

6.Gross Dealer Note Losses              0.00           0.00           0.00           0.00           0.00       0.00             0.00

7.Recoveries on Dealer Note Losses      0.00           0.00           0.00           0.00           0.00       0.00             0.00

8.Amt of Series allocable Dealer Note
  Losses/Recoveries                     0.00           0.00           0.00           0.00           0.00       0.00             0.00
  - Investor portion of Dealer Note
    Losses/(Recoveries)                 0.00           0.00           0.00           0.00           0.00       0.00             0.00
  - Seller portion of Dealer Note
    Losses/(Recoveries)                 0.00           0.00           0.00           0.00           0.00       0.00             0.00

9.Draw Amount                           0.00           0.00           0.00           0.00           0.00       0.00             0.00

10.Investor Charge Offs                 0.00           0.00           0.00           0.00           0.00       0.00             0.00

11.Reimbursement of Investor Charge Offs0.00           0.00           0.00           0.00           0.00       0.00             0.00

12. Monthly Servicing Fee
    -Series Allocation-
        Servicing Fee             174,932.10     174,276.11     174,336.47     174,336.47     174,336.47       0.00       872,217.62
    -Investor Servicing Fee       172,867.90     172,864.47     174,336.47     174,336.47     170,065.23       0.00       864,470.54
    -Seller Servicing Fee           2,064.20       1,411.64           0.00           0.00       4,271.24       0.00         7,747.08

13.Controlled Amortization Amt100,000,000.00           0.00           0.00           0.00           0.00       0.00   100,000,000.00

14. Invested Amt prior to
      Distribution Date       200,000,000.00 200,000,000.00 212,000,000.00 212,000,000.00 212,000,000.00       0.00 1,036,000,000.00
    Invested Amt after
      Distribution Date       200,000,000.00 200,000,000.00 212,000,000.00 212,000,000.00 212,000,000.00       0.00 1,036,000,000.00

15.Invested Amount            200,000,000.00 200,000,000.00 212,000,000.00 212,000,000.00 212,000,000.00       0.00 1,036,000,000.00
   Available Subordinated Amt  31,000,000.00  31,000,000.00  19,080,000.00  19,080,000.00  19,080,000.00       0.00   119,240,000.00
   Negative Carry
     Subordinated Amt             781,249.22             NA             NA             NA             NA         NA       781,249.22
   Other                                   0              0              0              0              0          0             0.00
   Adjusted Invested Amt      231,781,249.22 231,000,000.00 231,080,000.00 231,080,000.00 231,080,000.00       0.00 1,156,021,249.22

   Required Excess
     Seller's Interest          6,000,000.00   6,000,000.00   6,360,000.00   6,360,000.00   6,360,000.00       0.00    31,080,000.00

16.Beginning Spread Acct Bal    2,500,000.00   2,500,000.00   2,650,000.00   2,650,000.00   2,650,000.00       0.00    12,950,000.00
    Withdrawals from Spread Acct
       (-Interest)                 (1,930.52)     (1,930.93)     (2,120.76)     (2,046.37)          0.00    (303.33)      (8,331.91)
    Deposits to Spread Acct
       (+ Interest)                 1,930.52       1,930.93       2,120.76       2,046.37           0.00     303.33         8,331.91
    Spread Account balance as
      of the close of business
      on the Distribution date  2,500,000.00   2,500,000.00   2,650,000.00   2,650,000.00   2,650,000.00       0.00    12,950,000.00

17.Series Principal Acct
      Balance as of the
      end of Due Period       100,000,000.00           0.00           0.00           0.00           0.00        0.00   100,000,000.00

18. Delinquency on Serviced Portfolio
                               30 - 59 Days                                                                                    0.01%
                               60 - 89 Days                                                                                    0.02%
                                  90+  Days                                                                                    0.10%

19. Master Trust Receivables Balance                                                                               $1,046,661,139.61